Exhibit 10.1

SUBSCRIPTION AGREEMENT

FOCUS UNIVERSAL INC.

2311 East Locust Court

Ontario, California 91761

Ladies and Gentlemen:

The undersigned subscriber (“Subscriber”) hereby tenders this Subscription Agreement (this “Agreement”) in accordance with and subject to the terms and conditions set forth herein:

1. Subscription.

1.1. Subscriber hereby subscribes for and agrees to purchase the number of shares of Common Stock (the “Shares”), of Focus Universal Inc., a Nevada corporation (the “Company”), indicated on the signature page attached hereto at the purchase price set forth on such signature page (the “Purchase Price”). Subscriber has made payment by wire transfer of funds in accordance with instructions from the Company in the full amount of the Purchase Price of the Shares for which Subscriber is subscribing (the “Payment”).

1.2. This Agreement is part of an offering of Common Stock being conducted by the Company (the “Offering”). Under the terms of the Offering, the Company seeks to raise two million dollars $2,000,000 (subject to a 20% over-allotment amount) (proceeds from the Offering being referred to herein as the “Gross Offering Proceeds”) based on an Offering price of $[--] per share, which represents [--]% of the equity ownership in the Company. The Company is obligated to file periodic reports with the US Securities and Exchange Commission and its shares are eligible for quotation on the OTCQB.

1.3. The Company agrees not to undertake any other financings without written consent of the investors (other than acquisitions utilizing capital stock of the Company, it being understood that the shares issuable in such transaction shall not be registered until the Registration Statement is deemed effective by the SEC unless such shares are concurrently registered on the Registration Statement, as defined below) involving the Company’s Common Stock on terms more favorable than those in the Offering until thirty (30) days after the effectiveness of the Registration Statement (as that term is defined below) covering all of the Shares, without the prior written approval of the holders of a majority of the Shares. The Company may complete a financing on terms that are equivalent or less favorable than those in the Offering at their discretion; however, the Company acknowledges that the Common Stock sold in such an offering can not be registered for resale until after the date the Registration Statement is declared effective by the SEC unless such offering is concurrently registered on the Registration Statement (as defined below).

1.4. Subscriber understands that it will not earn interest on any funds held by the Company. The funds will be deposited directly into the Company’s bank account. The Closing Date of the Offering is referred to as the “Closing Date.” The Closing shall occur on or before September 6, 2025. As of the Closing Date, the Company will promptly thereafter issue to each subscriber a stock certificate for the Company Shares to which it is entitled. Within 60 days of the Closing Date, the Company shall have filed a registration statement on a suitable form (the “Registration Statement”) with the U.S. Securities and Exchange Commission to register the Shares held by the Subscribers to the Offering and the Subscribers receive an opinion of counsel to the Company in form and substance reasonably satisfactory to the Subscribers. Certificates will be issued in the name of each such Subscriber, and the name of such Subscriber will be registered on the stock transfer books of the Company as the record owner of Company Shares.

1.5. Subscriber hereby agrees to be bound hereby upon (i) execution and delivery to the Company of the signature page to this Agreement and (ii) written acceptance by the Company of Subscriber’s subscription, which shall be confirmed by faxing to the Subscriber the signature page to this Agreement that has been executed by the Company (the “Subscription”).

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2. Offering Materials

Subscriber represents and warrants that it is in receipt of and that it has carefully read the following items:

(a) The Company’s most recent annual report filed on Form 10-K, the form of which is attached hereto (the “Annual Report”) which contains audited consolidated financial statements of the Company and its subsidiaries, for the fiscal years ended December 31, 2022 and 2023 (the “Financial Statements”); and(b) The Company’s most recent quarterly report filed on Form 10-Q for the quarter ended June 30, 2024 (the “Quarterly Report”) which contains the unaudited but reviewed financial statements for the quarter ended June 30, 2024.

The documents listed in this Section 2 shall be referred to herein as the “Disclosure Documents.”

3. Conditions to Subscriber’s Obligations.

3.1. The obligation of Subscriber to close the transaction contemplated by this Agreement (the “Transaction”) is subject to the satisfaction on or prior to the Closing Date of the following conditions set forth in Sections 3.2 through 3.7 hereof.

3.2. The Company shall have executed this Agreement.

3.3. The Board of Directors of the Company shall have adopted resolutions consistent with Section 4.1(d) below.

3.4. Subscriber shall have received copies of all documents and information which it may have reasonably requested in connection with the Offering.

3.5. The Registration Statement will be filed with the SEC within 60 days and the Subscribers shall have received a confirmation from counsel confirming the filing of such Registration Statement. It being further acknowledged that once effective, the effectiveness of the Registration Statement shall be maintained until the earlier of the second anniversary of the declaration of its effectiveness by the SEC or the date all the shares of common stock registered therein have been sold.

3.6. The representations and warranties of the Company shall be true and correct on and as of the Closing Date as though made on and as of such date.

3.7. The Company shall have delivered to the Subscriber duly executed certificate(s), registered in the name of Subscriber’s nominee, representing the Shares.

4. Representations and Warranties.

4.1. The Company represents and warrants to Subscriber that, at the date of this Agreement and as of the Closing Date:

a)    The Company and each of its subsidiaries are corporations duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation, with all requisite corporate power and authority to carry on the business in which they are engaged and to own the properties they own, and the Company has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The Company and each of its subsidiaries are duly qualified and licensed to do business and are in good standing in all jurisdictions where the nature of their business makes such qualification necessary, except where the failure to be qualified or licensed would not have a material adverse effect on the business of the Company and its subsidiaries, taken as a whole.

b)   Except as otherwise described in the Disclosure Documents, there are no legal actions or administrative proceedings or investigations instituted, or to the best knowledge of the Company threatened, against the Company or its subsidiaries, that could reasonably be expected to have a material adverse effect on the Company or any subsidiary, any of the Shares, or the business of the Company and its subsidiaries, or which concerns the transactions contemplated by this Agreement.

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c)    The audited financial statements of the Company as of December 31, 2022 and 2023 including the notes contained therein, fairly present the financial position of the Company at the respective dates thereof and the results of its operations for the periods purported to be covered thereby. Such financial statements have been prepared in conformity with generally accepted accounting principles consistently applied with prior periods subject to any comments and notes contained therein. Since June 30, 2024, there has been no material adverse change in the financial condition of the Company from the financial condition stated in such financial statements.

d)   The Company, by appropriate and required corporate action, has, or will have prior to the date hereof, duly authorized the execution of this Agreement and duly effected the issuance of the Shares. The Shares are not subject to preemptive or other rights of any stockholders of the Company and when issued in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and non-assessable and free and clear of all pledges, liens and encumbrances.

e)    Performance of this Agreement and compliance with the provisions hereof will not violate any provision of any applicable law or of the charter documents of the Company, or of any of its subsidiaries, and, will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Company, or of any of its subsidiaries, pursuant to the terms of any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Company, or any of its subsidiaries, other than such breaches, defaults or liens which would not have a material adverse effect on the Company and its subsidiaries taken as a whole. The Company is not in default under any provision of its organizational documents or under any provision of any agreement or other instrument to which it is a party or by which it is bound or of any law, governmental order, rule or regulation so as to affect adversely in any material manner its business or assets or its condition, financial or otherwise.

f)     The Disclosure Documents, taken together, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements contained therein not misleading.

g)    This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

h)   No registration, authorization, approval, qualification or consent of any court or governmental authority or agency is necessary in connection with the execution and delivery of this Agreement or the offering, issuance or sale of the Shares under this Agreement.

i)     The Company is not now, and after the sale of the Shares under this Agreement and under all other agreements and the application of the net proceeds from the sale of the Shares will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

j)     Subject to the accuracy of the Subscribers’ representations and warranties in Section 7 of this Agreement, the offer, sale, and issuance of the Shares in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”) and from the registration or qualification requirements of the laws of any applicable state.

k)    Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Shares to the Subscriber.

l)     Promptly following the Closing, but no later than 5 pm EST on the fourth business day following the Closing Date, the Company shall issue a press release, in a form suitable to the Subscribers, disclosing the material terms of the Offering.

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m)  The Company agrees that all required documents related to the Offering will be filed as exhibits to the Current Report on form 8-K to be filed with the SEC by the Public Company on the business day following the Closing Date.

n)   The authorized capital of the Company consists of 75,000,000 shares of Common Stock of $0.001 par value per share. A total of 64,867,760 shares of Common Stock are issued and outstanding as of the date hereof. Immediately after the Closing, assuming this private offering is fully subscribed, there will be a total of [---] shares of Common Stock issued and outstanding.

o)   The Company shall indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Company to any other person or firm acting on behalf of the Company hereunder.

5. Transfer and Registration Rights.

5.1. Subscriber acknowledges that it is acquiring the Shares for its own account and for the purpose of investment and not with a view to any distribution or resale thereof within the meaning of the Securities Act and any applicable state or other securities laws (“State Acts”). Subscriber further agrees that it will not sell, assign, transfer or otherwise dispose of any of the Shares in violation of the Securities Act or state blue sky laws and acknowledges that, in taking unregistered Shares, it must continue to bear economic risk in regard to its investment for an indefinite period of time because of the fact that such securities have not been registered under the Securities Act or state blue sky laws and further realizes that such securities cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Subject to the foregoing, nothing contained herein shall be deemed a representation or warranty by such Subscriber to hold the Shares for any period of time.

5.2. The Shares issued pursuant to this Agreement may not be transferred except in a transaction which is in compliance with the Securities Act or pursuant to an exemption therefrom.

6. Closing. The closing of the Offering shall take place at such time and at such place as the Company shall determine, provided that the Closing shall occur no later than September 6, 2024, unless otherwise extended pursuant to the terms of this Agreement. If the closing of the sale of Shares to Subscriber has not occurred within the time frame provided in the previous sentence, then Subscriber may terminate this Agreement by giving written notice to the Company.

7. Subscriber Representations. Subscriber hereby represents, warrants and acknowledges and agrees with the Company as follows:

7.1. Subscriber has been furnished with and has carefully read the Disclosure Documents as set forth in Section 2 hereto and is familiar with the terms of the Offering. With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company (or any agent or representative of any of the Company). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber’s legal, tax, accounting and financial advisers the suitability of an investment in the Shares for Subscriber’s particular tax and financial situation.

7.2. Subscriber has had an opportunity to inspect relevant documents relating to the organization and operations of the Company. Subscriber acknowledges that all documents, records and books pertaining to this investment which Subscriber has requested have been made available for inspection by Subscriber and Subscriber’s attorney, accountant or other adviser(s).

7.3. Subscriber and/or Subscriber’s advisor(s) has/have had a reasonable opportunity to ask questions of and receive answers and to request additional relevant information from a person or persons acting on behalf of the Company concerning the Offering.

7.4. Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar.

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7.5. Subscriber is an “accredited investor,” within the meaning of Rule 501(a) of Regulation D under the Securities Act (“Regulation D”). Subscriber, by reason of Subscriber’s business or financial experience or the business or financial experience of Subscriber’s professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate, directly or indirectly, can be reasonably assumed to have the capacity to protect Subscriber’s own interests in connection with the transaction. Subscriber further acknowledges that he has read the written materials provided by the Company.

7.6. Subscriber has adequate means of providing for Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

7.7. Subscriber has such knowledge and experience in financial, tax and business matters so as to enable Subscriber to use the information made available to Subscriber in connection with the Offering to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

7.8. Subscriber recognizes that investment in the Shares involves substantial risks. Subscriber further recognizes that no Federal or state agencies have passed upon this Offering of the Shares or made any finding or determination as to the fairness of this investment.

7.9. Subscriber acknowledges that each certificate representing the Shares shall contain a legend substantially in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) OR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AVAILABLE EXEMPTIONS FROM SUCH REGISTRATION, PROVIDED THAT THE SELLER DELIVERS TO THE COMPANY AN OPINION OF COUNSEL (WHICH OPINION AND COUNSEL ARE REASONABLY SATISFACTORY TO THE COMPANY) CONFIRMING THE AVAILABILITY OF SUCH EXEMPTION. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

7.10. If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Shares, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Shares; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Shares, unless each beneficial owner of such entity is qualified as an “accredited investor” within the meaning of Regulation D and has submitted information substantiating such individual qualification.

7.11. If Subscriber is a retirement plan or is investing on behalf of a retirement plan, Subscriber acknowledges that investment in the Shares poses risks in addition to those associated with other investments, including the inability to use losses generated by an investment in the Shares to offset taxable income.

7.12. The Subscriber is not, nor is it acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, the Subscriber has complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering, including but not limited to the following laws: (1) the Sharing and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. The Subscriber shall ensure that it obtains a representation similar to the foregoing from any transferee of the Shares of the Company’s Common Stock purchased by the Subscriber pursuant to this Agreement. Further, this transaction and any resale of Shares by the Subscriber to transferees shall not violate the statutes mentioned in this representation.

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8. Understandings. Subscriber understands, acknowledges and agrees with the Company as follows:

8.1. Subscriber hereby acknowledges and agrees that upon notice of acceptance from the Company pursuant to Section 1.3, the Subscription hereunder is irrevocable by Subscriber, that, except as required by law or as permitted under Section 6.1 above, Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of Subscriber hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of Subscriber and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If Subscriber is more than one person, the obligations of Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

8.2. No federal or state agency has made any findings or determination as to the fairness of the terms of this Offering for investment, nor any recommendations or endorsement of the Shares.

8.3. The Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by Subscriber herein.

8.4. It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

8.5. No person or entity acting on behalf, or under the authority, of Subscriber is or will be entitled to any broker’s, finder’s or similar fee or commission in connection with this Subscription.

8.6. Subscriber acknowledges that the information furnished in this Agreement by the Company to Subscriber or its advisers in connection with the Offering, is confidential and nonpublic and agrees that all such written information which is material and not yet publicly disseminated by the Company shall be kept in confidence by Subscriber and neither used by Subscriber for Subscriber’s personal benefit (other than in connection with this Subscription), nor disclosed to any third party, except Subscriber’s legal and other advisers who shall be advised of the confidential nature of such information, for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes a part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who, to the knowledge of the Subscriber, disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription agreement entered into with the Company). Following the filing of the Form 8-K pursuant to Section 4.1(m) herein, the Subscriber will not be in possession of any non-public information with respect to the Company.

8.7. The representations, warranties and agreements of Subscriber and the Company contained herein and in any other writing delivered in connection with the Offering shall be true and correct in all material respects on and as of the Closing Date of such Subscription as if made on and as of the date the Company executes this Agreement and shall survive the execution and delivery of this Agreement and the purchase of the Shares.

8.8. IN MAKING AN INVESTMENT DECISION, SUBSCRIBER MUST RELY ON ITS OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SHARES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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9. Miscellaneous.

9.1. Except as set forth elsewhere herein, any notice or demand to be given or served in connection herewith shall be deemed to be sufficiently given or served for all purposes by being sent as registered or certified mail, return receipt requested, postage prepaid, in the case of the Company, addressed to it at the address set forth in the appearance clause; and in the case of Subscriber to the address set forth on the Signature Page hereto.

9.2. This Agreement shall be enforced, governed and construed in accordance with the laws of the State of Nevada without giving effect to choice of laws principles or conflict of laws provisions thereof.

9.3. The parties hereby irrevocably consent and submit to the jurisdiction of the state and federal courts located in the State of Nevada for all purposes.

9.4. Subscriber hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Subscriber is not personally subject to the jurisdiction of the above-named courts, and (ii) to the extent permitted by applicable law, any claim that such proceeding relating to the enforcement of an award is in an inconvenient forum or that the venue of any such proceeding is improper or that this Agreement may not be enforced or that judgment may not be entered in any such courts.

9.5. In any action, proceeding or counterclaim brought to enforce any of the provisions of this Agreement or to recover damages, costs and expenses in connection with any breach of the Agreement, the prevailing party, as determined by the finder of fact, shall be entitled to be reimbursed by the opposing party for all of the prevailing party’s reasonable outside attorneys’ fees, costs and other out-of-pocket expenses incurred in connection with such action, proceeding or counterclaim.

9.6. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth herein. The Company acknowledges that all material facts upon which it has relied in forming its decision to enter into this Agreement are expressly set forth herein and further acknowledges that the Subscriber has not made any representations, express or implied, which are not set expressly set forth herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

9.7. The Company shall indemnify, defend and hold harmless Subscriber and each of its agents, partners, members, officers, directors, representatives, or affiliates (collectively, the “Subscriber Indemnities”) against any and all losses, liabilities, claims and expenses, including reasonable attorneys’ fees (“Losses”), sustained by Subscriber Indemnities resulting from, arising out of, or connected with any material inaccuracy in, breach of, or nonfulfillment of any representation, warranty, covenant or agreement made by or other obligation of the Company contained in this Agreement (including the Exhibits hereto) or in any document delivered in connection herewith.

9.8. Subscriber shall indemnify, defend and hold harmless the Company and each of its agents, partners, members, officers, directors, representatives, or affiliates (collectively, the “Company Indemnities”) against any and all Losses sustained by the Company Indemnities resulting from, arising out of, or connected with any material inaccuracy in, breach of, or non-fulfillment of any representation, warranty, covenant or agreement made by or other obligation of Subscriber contained in this Agreement (including the Exhibits hereto) or in any document delivered in connection herewith.

9.9. The Company shall not issue any public statement or press release, or otherwise disclose in any manner the identity of the Subscriber or that Subscriber has purchased the Shares, without the prior written consent of the Subscriber, except as may be required by applicable law; provided, however, that the Company may disclose such information in the Registration Statement filed with the SEC.

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10. Signature. The signature page of this Agreement is contained as part of the applicable Subscription Package, entitled “Signature Page.”

Exhibit A: Copy of the Company’s most recently-filed 10-K Annual Report

Exhibit B: Copy of the Company’s most recently-filed 10-Q Quarterly Report

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SUBSCRIPTION AGREEMENT GENERAL INSTRUCTIONS

General Instructions

These Subscription Documents contain all documents necessary to subscribe for Shares (“Shares”), of Focus Universal Inc., a Nevada corporation (the “Company”).

You may subscribe for Shares by completing the Subscription Agreement and delivering the completed Subscription Agreement with payment of the entire purchase price of the Shares subscribed for as set forth below.

Payment should be made in United States Dollars by wire transfer to:

Account #_____

ABA #_____

SWIFT CODE: _____

Bank: _____

Bank Address: _____

Client Name: ___________

The Subscription Agreement Signature Page must be completed and signed by each investor. Send all documents to:

Desheng Wang

Focus Universal Inc.

2311 East Locust Court

Ontario, California 91761

info@focusuniversal.com

Acceptance of Delivery

All questions as to the validity, form, eligibility (including time of receipt) and acceptance of the completed Subscription Agreement will be reasonably determined by the Company. The Company reserves the absolute right to reject any completed Subscription Agreement, in its sole and absolute discretion. The Company also reserves the right to waive any irregularities in, or conditions of, the submission of completed Subscription Agreements. The Company shall be under no duty to give any notification of irregularities in connection with any attempted subscription for Shares or incur any liability for failure to give such notification. Until such irregularities have been cured or waived, no subscription for Shares shall be deemed to have been made. Any Subscription Agreement that is not properly completed and as to which defects have not been cured or waived will be returned by the Company to the Subscriber as soon as practicable.

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SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned investor hereby certifies that he or she (i) has received and relied solely upon information provided by the Company, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth in this Subscription Agreement and (iv) is a resident of the state or country indicated below.

The undersigned, desiring to: (i) enter into this Subscription Agreement (the “Agreement”), between the undersigned, Focus Universal Inc., a Nevada corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned and (ii) purchase the securities of the Company appearing below, hereby agrees to purchase such securities from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.

IN WITNESS WHEREOF, the undersigned has executed the Agreement as of September __, 2024.

Name and Address, Fax No. and Social Security No./EIN of Investor:

________________________________________________

________________________________________________

________________________________________________

Email Address: ____________________________________

Social Security No./EIN (or foreign equivalent): _________________________________

If a partnership, corporation, trust or other business entity:

By: _________________________________
Name:
Title:

If an individual:

____________________________________
Signature

Purchase Price: _________________________

The investor agrees to the terms of this Subscription Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the investor (unless a Foreign Person) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

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[to be completed by Focus Universal only]

THE SUBSCRIPTION FOR __________________ SHARES OF FOCUS UNIVERSAL COMMON STOCK.

BY THE ABOVE-NAMED SUBSCRIBER(S) IS ACCEPTED AS OF DATE: September __, 2024

ISSUER: FOCUS UNIVERSAL INC.

By: _________________
Title: ________________

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